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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 21, 2003

                           WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                   000-20537           13-3429953
  (State or other jurisdiction of      (Commission         (IRS Employer
   incorporation or organization)      File Number)      Identification No.)

     4211 W. BOY SCOUT BOULEVARD, TAMPA, FLORIDA             33607
       (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code: (813) 871-4811


                                NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 9.   REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

Walter Industries, Inc. issued a press release on April 21, 2003. A copy of Walter Industries, Inc.'s press release is attached hereto as Exhibit (99) and hereby incorporated by reference.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               WALTER INDUSTRIES, INC.


                               By: /s/ Charles E. Cauthen
                                   --------------------------
                                   Title: Charles E. Cauthen
                                          Sr. Vice President and Controller

Date:  April 22, 2003


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                                  EXHIBIT INDEX

(99)   Press release, dated: April 21, 2003, issued by Walter Industries, Inc.


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